UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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New Covenant Funds

(Name of Registrant as Specified In Its Charter)

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NEW COVENANT FUNDS
200 East Twelfth Street
Jeffersonville, Indiana 47130
1-877-835-4531

New Covenant Growth Fund
New Covenant Income Fund
New Covenant Balanced Growth Fund
New Covenant Balanced Income Fund

July 21, 2010
Dear Fund Shareholder:

I am happy to have this opportunity to provide you with the enclosed materials concerning the New Covenant Funds (the “Trust”).  The Board of Trustees of the Trust has called a special meeting of shareholders of the Trust for Friday, August 13, 2010, at 200 East Twelfth Street, Jeffersonville, Indiana 47130, at 11:00 a.m., Eastern Time (the “Meeting”).

The purpose of the Meeting is to ask shareholders to consider the following proposals:

1.	To elect nine Trustees of the Trust; and

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES PRESENTED.

We strongly invite your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.

Detailed information about the proposals is contained in the enclosed materials.  Your vote is very important to us regardless of the number of shares you own.  Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly.  It is important that your vote be received by no later than the time of the Meeting on Friday, August 13, 2010.  VOTING IS QUICK AND EASY.  EVERYTHING YOU WILL REQUIRE IS ENCLOSED.  To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

Please note that you may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund.  Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Cards or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please feel free to contact the Funds at 1-877- 835-4531.

Sincerely,

Robert E. Leech
President
New Covenant Funds

NEW COVENANT FUNDS
200 East Twelfth Street
Jeffersonville, Indiana 47130

NEW COVENANT GROWTH FUND
NEW COVENANT INCOME FUND
NEW COVENANT BALANCED GROWTH FUND
NEW COVENANT BALANCED INCOME FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 13, 2010

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the New Covenant Funds (the “Trust”), will be held on Friday, August 13, 2010, at 200 East Twelfth Street, Jeffersonville, Indiana 47130, at 11:00 a.m., Eastern Time, for the following purposes:

1.	To elect nine Trustees of the Trust; and

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

You are entitled to vote at the Meeting and any adjournment(s) thereof if you owned shares of any Fund listed above as of the close of business on June 30, 2010 (the “Record Date”).

Whether or not you plan to attend the Meeting in person, please vote your shares.  In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card.  Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND -- WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.  YOUR VOTE IS VERY IMPORTANT.

  By Order of the Board of Trustees
Robert E. Leech
President
New Covenant Funds
July 21, 2010

NEW COVENANT FUNDS
200 East Twelfth Street
Jeffersonville, Indiana 47130

NEW COVENANT GROWTH FUND
NEW COVENANT INCOME FUND
NEW COVENANT BALANCED GROWTH FUND
NEW COVENANT BALANCED INCOME FUND

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 13, 2010

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of New Covenant Funds (the “Trust”), on behalf of each of its series named above (each a “Fund” and collectively, the “Funds”), to be voted at a Special Meeting of Shareholders (the "Meeting") to be held on Friday, August 13, 2010, at 200 East Twelfth Street, Jeffersonville, Indiana 47130, at 11:00 a.m., Eastern Time, for the purposes set forth below and as described in greater detail in this Proxy Statement.

You are entitled to vote at the Meeting and at any adjournment(s) if you owned shares of any Fund at the close of business on June 30, 2010 (the “Record Date”).  The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about July 21, 2010.

The Board is soliciting proxies from shareholders of each of the Funds with respect to the following proposals:

1.	To elect nine Trustees of the Trust; and

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting.  Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders.  If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposals.  To revoke a proxy, the shareholder giving such proxy must either: (1) submit to the Trust a subsequently dated Proxy Card; (2) deliver to the Trust a written notice of revocation; or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement and the Funds’ most recent annual and semi-annual reports are available on the Internet at http://www.newcovenantfunds.com/.  The Funds will furnish, without charge, a copy of the annual report for the fiscal year ended June 30, 2009, and the semi-annual report for the six months ended December 31, 2009, to any Fund shareholder upon request.  To request a copy, please write to the Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or telephone the Trust at 1-877-835-4531.  You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on September 30, 1998.  Its fiscal year-end is June 30.  The most recent annual report of the Funds, including financial statements, for the fiscal year ended June 30, 2009, and the most recent semi-annual report of the Funds for the semi-annual period ended December 31, 2009, have been mailed previously to shareholders.

PROPOSAL 1 – ALL FUNDS

ELECTION OF TRUSTEES

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE IN PROPOSAL 1?

The purpose of this proposal (the "Proposal") is to elect members of the Board of Trustees.  The Board of Trustees oversees the operations and management of each of the Funds and meets regularly to review the business and investment activities of the Funds.  Two current Trustees have decided to retire from the Board of Trustees – Mr. F. Kenneth Bateman and Mr. Donald Register.  In addition, the Board has agreed to fill the vacancy created by the resignation of Ms. Alison M. John, a former Trustee who resigned in May 2009.  The Board believes that it is beneficial for the Trust to have Board members who bring diverse experiences and backgrounds to the Funds.  Section 16(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) requires that a specific percentage of Trustees of a mutual fund must have been elected by shareholders.  In order to continue to comply with the requirements of the Investment Company Act, the Board is requesting that shareholders of the Funds vote for the full slate of nine Nominees.  Nominees receiving a plurality vote shall be elected.

WHO ARE THE NOMINEES TO THE BOARD?

Information about the Nominees, including their age, principal occupations during the past five years, and any other directorships of publicly traded companies or funds, is set forth in the table below.  The address of each Nominee is c/o One Compass Advisors (the “Adviser”), 200 East Twelfth Street, Jeffersonville, Indiana 47130.  Each Nominee has agreed to serve on the Board if elected by shareholders.  A Nominee is deemed to be “independent” to the extent the Trustee is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act (an “Independent Trustee”).  All Nominees whose names are designated by an asterisk (*) are currently Trustees of the Trust.  For purposes of this Proxy Statement, “Fund Complex” means the four Funds of the Trust.  In the event that all of the Trustee Nominees are elected, the Independent Trustees would then represent more than 75% of the Board.

Name and Age	Position(s) Held With Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee

CURRENT INDEPENDENT TRUSTEE NOMINEES
*Gail C. Duree Age: 64	Trustee and Chair of the Board	Since Inception; and Since May 2010	Independent Financial Consultant; Montview Boulevard Presbyterian Church, Treasurer (1994 to present); Women’s Foundation of Colorado (1995 to present); Alpha Gamma Delta Foundation Board (philanthropic organization) (2005 to present)	4	None

*Henry H. Gardiner, CFA Age: 59	Trustee	Since May 2008	National Accounts Manager, SunGard iWORKS, Aurora, Colorado (2000 to present)	4	None
*Elinor K. Hite Age: 67	Trustee	Since May 2008	Independent Human Resources Consultant (2008 to present); Adjunct Professor, Adler Graduate School (2008 to present); Senior Vice President of Human Resources, YMCA of the USA, Chicago, Illinois (2005 to 2008); Director of Human Resources, Jenner & Block LLP (1999 to 2005)	4	None
*William C. Lauderbach Age: 67	Trustee and Vice Chair	Since August 2005; and Since May 2010	Principal, Whitestone, LLC (financial institution consulting firm) (May 2008 to present); Executive Vice President and Senior Investment Officer, Chemical Bank and Trust Company, Midland, Michigan (1985 to May 2008)	4	None

Name and Age	Position(s) Held With Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee

CURRENT INTERESTED TRUSTEE NOMINEES
*Robert E. Leech(2) Age: 65	Trustee and President	Since May 2005	Retired; President and Chief Executive Officer of the Presbyterian Church (U.S.A.) Foundation (2000 to 2009)	4	None
*Samuel W. McNairy(3) Age: 68	Trustee	Since August 2005	Retired; Deloitte & Touche LLP (audit, tax, consulting, and financial advisory services firm) (1964 to 2001; retired as partner in 2001); Trustee, Presbyterian Church (U.S.A.) Foundation (2005 to present)	4	None

NEW NOMINEES FOR INDEPENDENT TRUSTEE
David C. Hinks Age: 56	Nominee for Trustee	N/A	Portfolio Manager, Injured Workers’ Insurance Fund (an insurance provider) (1992 to present)	4	None
Ellen L. Taylor Age: 60	Nominee for Trustee	N/A	Retired; Managing Director and Editor, Investment Management Institute (2005 to 2009); Managing Editor and News Editor, Global Custodian Magazine (March 2004 to September 2004)	4	None
Joy Douglas Strome Age: 53	Nominee for Trustee	N/A	Pastor, Lake View Presbyterian Church (1996 to present); Moderator, Presbytery of Chicago (2007-2009)	4	None

(1)	Each Trustee shall hold office for life or until his or her successor is elected and qualified or until the Trust terminates.
(2)	Mr. Leech is deemed to be an “Interested Trustee” due to his status as an officer of the Trust and an affiliated person of the Adviser.
(3)	Mr. McNairy is deemed to be an “Interested Trustee” due to his status as an affiliated person of the Adviser.

BOARD LEADERSHIP STRUCTURE

The Board of Trustees relies upon an Independent Trustee to serve as the Chair of the Board.  In this role, the Chair presides at all meetings of the Board and acts as a liaison between the Board, management and legal counsel to the Trust and independent legal counsel to the Independent Trustees.  The Board also relies upon an Independent Trustee to serve as Vice Chair of the Board to assist the Chair with the administration of Board functions.  The Chair and the Vice Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Trust Instrument and By-laws, the designation of Chair and Vice Chair does not impose on such Independent Trustees any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on such persons as members of the Board.  The Board has designated a number of standing committees, as further discussed below, each of which has a Chair who is an Independent Trustee and which assists with the administration of the Trust’s operations.  The Board may also designate working groups or ad hoc committees as it deems appropriate, from time to time, in order to carry out the functions of the Board.  The Board regularly reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibilities among committees of Trustees and the full Board in a manner that enhances effective oversight.

There are no specific required qualifications for Board membership.  The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills.  In addition to the table above, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each Nominee is qualified to serve as a Trustee.

Gail C. Duree.  Ms. Duree is experienced in financial, accounting and investment matters through her experience as an Independent Financial Consultant as well as through her service as Treasurer of the Montview Boulevard Presbyterian Church from 1999 to 2009.  Ms. Duree has also served as a Director of the Alpha Gamma Delta Foundation since 2005 where she sits as Chair of the Investment Committee.

Henry H. Gardiner, CFA.  Mr. Gardiner has substantial investment experience through previous positions as a Product Manager at Paine Webber and Company, a stock brokerage and asset management firm, as well as a Portfolio Manager at First Fidelity Bank.  In addition, Mr. Gardiner has relevant investment industry experience gained through his position as a National Account Manager since June 2000 at SunGard iWORKS, a leading software and technology company that provides software and processing solutions for financial services, higher education and the public sector.

Elinor K. Hite.  Ms. Hite has served on a number of boards.  She currently serves as an Independent Human Resources Consultant and an Adjunct Professor at the Adler Graduate School of Professional Psychology.  Previously, Ms. Hite served as the Senior Vice President of Human Resources for the YMCA of the USA, Director of Human Resources at the law firm of Jenner & Block, LLP, and as Human Resource Director of BP Amoco.

William C. Lauderbach.  Mr. Lauderbach has substantial experience in financial and investment matters through his thirty-five years of service at Chemical Bank where he held positions as Senior Investment Officer and Executive Vice President.  In addition, Mr. Lauderbach is currently a principal at Whitestone, LLC where he provides advice to financial institutions on a broad range of financial and investment issues.

Robert E. Leech.  Mr. Leech has substantial investment experience through his previous positions as the Chief Executive Officer of Keystone Financial Asset Management and Chief Executive Officer of the New Covenant Trust Company.  In addition, Mr. Leech formerly served as the President and Chief Executive Officer of Presbyterian Church (U.S.A.) Foundation.

Samuel W. McNairy.  Mr. McNairy has substantial financial, accounting and investment experience through his thirty-three years of work at Deloitte & Touche LLP from which he retired as Partner in 2001.  Mr. McNairy has also served as a Trustee of Presbyterian Church (U.S.A) Foundation since January 2005.

David C. Hinks.  Mr. Hinks has extensive investment experience derived from his services as a Portfolio Manager at Injured Workers’ Insurance Fund, a worker’s compensation insurance provider, since May 1992.

Ellen L. Taylor.  Ms. Taylor has substantial investment industry knowledge through her previous positions as Managing Director and Editor of the Investment Management Institute from November 2005 until November 2009, and as the Managing Editor and News Editor of Global Custodian Magazine.  Ms. Taylor also has served as a member of the Investment Sub-Committee on the Board of Norwalk Hospital in Norwalk, Connecticut, since 2008.

Joy Douglas Strome.   Ms. Strome has substantial experience with the social witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.) through her service as Pastor of Lake View Presbyterian since 1996 and her previous experience as Moderator of the Presbytery of Chicago from 2007 until 2009.

BOARD’S ROLE IN RISK OVERSIGHT

As part of the general oversight of the Funds, the Board is involved in the risk oversight of the Funds.  The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ risks.  Oversight of investment and compliance risk, including oversight of sub-advisers, is performed primarily at the Board level in conjunction with the Trust’s Chief Compliance Officer (“CCO”), and oversight of other risks occurs at the Committee level.  The Board reviews reports on the Funds’ and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds’ and the service providers’ compliance program.  The Audit Committee reviews with the Adviser the Funds’ major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines.  The Nominating and Corporate Governance Committee monitors matters related to the corporate governance of the Trust.  The Valuation Committee monitors valuation risk and compliance with the Funds’ Valuation Procedures.

The Board met four times during the fiscal year ended June 30, 2010.  During the fiscal year, all of the current Trustees attended at least 75% of the Board meetings and the meetings of the Board Committees on which they served.

EXECUTIVE OFFICERS

Officers of the Trust are appointed by the Board to oversee the day-to-day activities of each of the Funds.  Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth below.  Certain of these officers are also officers and/or employees of One Compass Advisors, the investment adviser to the Funds, and certain of these officers are also officers and/or employees of U.S. Bancorp Fund Services, LLC, the administrator to the Funds.  Unless otherwise stated, the address of each officer is c/o the Adviser, 200 East Twelfth Street, Jeffersonville, Indiana 47130.

Name and Age	Position (s) Held With Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years

EXECUTIVE OFFICERS
Paul H. Stropkay Age: 38	Vice President	Since August 2008
Senior Vice President & Chief Investment Officer, New Covenant Trust Company (2008 – present); Director, Citizens Bank (2006 – present); Vice President (Partner); Harvey Investment Company, LLC (2001 – 2008)

Joseph L. Heintzman Age: 60	Vice President, Director of Investment Management Operations	Since March 2008	Vice President, Finance, New Covenant Trust Company (2006 to Present); Financial Advisor, Merrill Lynch (2005 - 2006), Senior Vice President & CFO, Hilliard Lyons Inc. (1996 - 2004)
Cathy C. Benge** Age: 54	Chief Compliance Officer, Anti-Money Laundering Compliance Officer	Since February 2009
Chief Compliance Officer, Presbyterian Foundation, New Covenant Trust Company, New Covenant Funds Distributor (2009 – present); Compliance Specialist, Presbyterian Foundation (2006 – 2009); ADM Specialist, New Covenant Trust Company (2005 – 2006); Project Manager, Humana (2004 – 2005); Finance Manager, Amatrol (2002 – 2004)

Michael J. Ricks 2020 E. Financial Way Glendora, CA 91741 Age: 32	Treasurer	Since November 2009	Vice President, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2001 – present)
Shannon Gorham 2020 E. Financial Way Glendora, CA 91741 Age: 35	Secretary and Assistant Treasurer	Since November 2009
Assistant Vice President, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2007 – present); Assistant Controller, Ares Management, LLC (2006 – 2007); Accounting Manager, Focused Investors/Pacific Financial Research (2005 – 2006)

*	Each officer serves until his or her successor shall have been elected and qualified or until his or her earlier resignation.
**	The Trust’s Chief Compliance Officer (“CCO”) is also an employee of the Adviser. The Funds reimburse the Adviser for a portion of the CCO’s annual compensation paid by the Adviser.

BOARD COMMITTEES

As mentioned previously, the Board has an Audit Committee, a Valuation Committee, and a Nominating and Corporate Governance Committee, each of which is comprised solely of the Independent Trustees, currently Mr. Bateman, Ms. Duree, Mr. Gardiner, Ms. Hite, Mr. Lauderbach, and Mr. Register.  The Audit Committee makes recommendations to the Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Trust’s financial operations.  The Audit Committee held three meetings during the Trust’s last fiscal year.

The Nominating and Corporate Governance Committee is responsible for the selection and nomination of candidates to serve as Trustees.  The Nominating and Corporate Governance Committee does not have a stated policy for considering nominees recommended by shareholders.  The Nominating and Corporate Governance Committee held four meetings during the Trust’s last fiscal year.  The Nominating and Corporate Governance Committee has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is attached to this Proxy Statement as Exhibit A.

In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including candidates’ professional experience, education and skills, and may also consider other individual qualities and attributes, such as a candidate’s particular viewpoint or perspective, race, gender or national origin.  The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Valuation Committee is responsible for overseeing the valuation of the portfolio securities held by the Funds through the Adviser’s implementation of the Trust’s procedures with respect to valuation of portfolio securities.  The Valuation Committee met four times during the Trust’s last fiscal year.

SHARE OWNERSHIP

As of the Record Date, each of the Nominees and executive officers of the Trust owned individually and collectively as a group less than 1% of the outstanding shares of each Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee as of June 30, 2010:

Trustees	Dollar Range of Equity Securities in the Growth Fund	Dollar Range of Equity Securities in the Income Fund	Dollar Range of Equity Securities in the Balanced Growth Fund	Dollar Range of Equity Securities in the Balanced Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee within the Family of Investment Companies
Current Independent Trustees
Gail C. Duree	$1 - $10,000	$1-$10,000	$1 - $10,000	$1 - $10,000	$10,001 - $50,000
Henry Gardiner	None	None	$1-$10,000	None	$1-$10,000
Elinor Hite	$1 - $10,000	None	None	$1 - $10,000	$1 - $10,000
William C. Lauderbach	None	None	None	None	None

Current Interested Trustees
Robert E. Leech	None	None	None	None	None
Samuel W. McNairy	$10,001 - $50,000	$10,001 - $50,000	None	None	$10,001-$50,000

Nominees for Independent Trustees
David C. Hinks	None	None	None	None	None
Ellen L. Taylor	None	None	None	None	None
Joy Douglas Strome	None	None	None	None	None

COMPENSATION

The Funds do not currently compensate the Trustees for the services that they provide to the Funds.  The Trustees are reimbursed for certain expenses incurred in providing their services to the Funds.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE NOMINEES

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Adviser

One Compass Advisors (the “Adviser”) is the investment adviser and makes the day-to-day investment decisions for the Funds.  The Adviser, which is located at 200 East Twelfth Street, Jeffersonville, Indiana 47130, is a separate division of New Covenant Trust Company, N.A. and is registered as an investment adviser with the U.S. Securities and Exchange Commission.  New Covenant Trust Company, N.A. is a subsidiary of the Presbyterian Church (U.S.A.) Foundation.

Distributor

The Trust’s principal underwriter/distributor is New Covenant Funds Distributor, Inc. (an affiliate of New Covenant Trust Company, N.A.), 200 East Twelfth Street, Jeffersonville, Indiana 47130.

Administrator

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator of the Funds and provides certain other services to the Funds, including fund accounting and transfer agency services.  U.S. Bancorp Fund Services, LLC is a subsidiary of U.S. Bancorp and U.S. Bank N.A.

Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP (“E&Y”), 1900 Scripps Center, 312 Walnut Street, Cincinnati, OH 45202, has been selected as the independent registered public accounting firm for the Funds for the current fiscal year.  E&Y has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. Certain information concerning the fees and services provided by E&Y to the Funds and to certain affiliates of the Funds for the two most recent fiscal years of the Funds for which E&Y has completed an audit is provided below.  Representatives of E&Y will not be present at the Meeting.

Audit Fees.  The aggregate fees billed for each of the last two fiscal years for the Funds for which E&Y has completed an audit (the “Reporting Periods”) for professional services rendered by E&Y for the audit of the Funds’ annual financial statements, or services that are normally provided by E&Y in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:

Fiscal Year Ended	Audit Fees
June 30, 2008	$91,000
June 30, 2009	$87,700

Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by E&Y that were reasonably related to the performance of the annual audit of the Funds were as follows:

Fiscal Year Ended	Audit-Related Fees
June 30, 2008	$0
June 30, 2009	$0

Tax Fees.  The aggregate fees billed to the Funds in the Reporting Periods for professional services rendered by E&Y for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

Fiscal Year Ended	Tax Fees
June 30, 2008	$19,700
June 30, 2009	$20,900

All Other Fees.  There were no other fees billed in the Reporting Periods for products and services provided by E&Y to the Funds, or services provided to Service Affiliates other than the services reported above.

Pre-Approval of Certain Services.  The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Trust, including services provided to any entity affiliated with the Trust.  All of the principal accountant’s hours spent on auditing the Trust’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

Non-Audit Fees Paid by the Adviser and Its Affiliates.  Neither the Adviser nor any of its affiliates paid any non-audit fees for services rendered by E&Y to the Trust or to the Adviser (and any other controlling entity, etc.– not to any sub-adviser) for the fiscal years ending June 30, 2008 and June 30, 2009.

Other Business

The Board does not intend to present any other business at the Meeting.  If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying Proxy Card will vote thereon in accordance with their judgment.

The Trust does not hold annual shareholder meetings.  Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting.  The Board does not presently have a stated policy for considering nominees recommended by shareholders.

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Trust, 200 East Twelfth Street, Jeffersonville, Indiana 47130, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chair of the Board.

Cost and Solicitation of Proxies

Proxies will be solicited by the Trust primarily by mail.  Although it is not anticipated, the solicitation may also include telephone, e-mail, or other personal contact by certain officers or employees of the Funds or the Adviser, none of whom will be paid for these services.  The costs of the proxy solicitation process, which are estimated to be $13,500, are being borne by the Funds.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate Proxy Cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-877-283-0321.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-877-835-4531 or write to the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Voting Procedures

You can vote by mail, on the Internet in accordance with the instructions on the enclosed Proxy Card, by calling 1-877-283-0321 or in person at the Meeting.  To vote by mail, sign and send us the enclosed Proxy Card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified. If you do not specify your vote with respect to the proposal, the proxy holder will vote your shares in accordance with the recommendation of the Trustees.  You may revoke your proxy at any time before it is exercised by sending a written revocation to the Secretary of the Trust, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person.  Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote.  There is no cumulative voting in the election of Trustees.

Quorum Requirement and Plurality Vote

Thirty-three and one-third percent (33 ⅓%) of the total shares of beneficial ownership of the Trust outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the Proposal to elect Trustees.  Election of the Nominees for Trustee must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.  The votes of each Fund will be counted together with respect to the election of the Nominees.  If all of the Nominees for election as Trustees are not elected, the Trustees will consider what other actions to take in the best interest of the Funds.

Adjournment

If a quorum is not present or sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposal.  Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal.  They will vote against any such adjournment those proxies required to be voted against any of the Proposal.  They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes”.

Outstanding Shares

The Trust currently offers shares of four series, or mutual funds, each of which represents a separate investment portfolio.  The number of shares of each Fund issued and outstanding on the Record Date was as follows:

Name of Fund	Number of Issued and Outstanding Shares
New Covenant Growth Fund	26,370,755.796
New Covenant Income Fund	17,843,039.851
New Covenant Balanced Growth Fund	3,491,826.864
New Covenant Balanced Income Fund	5,023,634.409

Fund Shares Owned by Certain Beneficial Owners

As of the close of business on the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of each Fund’s outstanding shares.

New Covenant Growth Fund
Shareholder	% Ownership	Record or Beneficial
Presbyterian Church (U.S.A.)Foundation * 200 East Twelfth Street Jeffersonville, Indiana 47130	61.57%	Record
New Covenant Balanced Growth Fund 200 East Twelfth Street Jeffersonville, Indiana 47130	23.40%	Record

New Covenant Income Fund
Shareholder	% Ownership	Record or Beneficial
Presbyterian Church (U.S.A.)Foundation* 200 East Twelfth Street Jeffersonville, Indiana 47130	52.05%	Record
New Covenant Balanced Growth Fund 200 East Twelfth Street Jeffersonville, Indiana 47130	22.01%	Record
New Covenant Balanced Income Fund 200 East Twelfth Street Jeffersonville, Indiana 47130	12.86%	Record
*      New Covenant Trust Company, N.A., and the Presbyterian Church (U.S.A.) Foundation, which are affiliated with the Adviser to the Funds, expect to vote any of the shares over which they have voting authority in favor of each of the Nominees.  Due to the amount of shares that they are deemed to control, these entities are expected to be able to control the outcome of the elections.

New Covenant Funds

Nominating and Corporate Governance Committee Charter

Nominating and Corporate Governance Committee Membership

The Nominating and Corporate Governance Committee of the New Covenant Funds (the “Trust”) shall be composed entirely of the Independent Trustees of the Trust.  Management of the Trust, while not having representatives on the Committee, will nonetheless be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for consideration.

Board Nominations and Functions

1.
The Committee shall recommend nominees to the full Board for election to the Board of Trustees.  The Committee shall evaluate each candidate's qualifications for Board membership and with respect to Independent Trustee nominees, the Committee shall evaluate their independence from the Trust's adviser and other principal service providers.  In determining a nominee’s qualifications for Board membership, the Committee shall take into consideration those characteristics and attributes that the Committee identifies as being necessary and suitable for a member of the Trust’s Board.

2.
The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

3.	The Committee shall review Trustee compensation on an as needed basis and shall recommend any appropriate changes to the full Board.

Corporate Governance

1.	The Committee shall oversee the Trust’s policies and procedures regarding compliance with corporate governance policies.

2.	The Committee shall periodically review the Board governance procedures of the Trust and shall recommend any appropriate changes to the full Board.

3.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts at the expense of the Trust in connection with its duties.

A-1

PROXY CARD FOR New Covenant Growth Fund Proxy for Special Meeting of Shareholders – August 13, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder(s) of the New Covenant Funds (the “Trust”), on behalf of each of its series (collectively the “Funds”), hereby appoint(s) Joseph L. Heintzman and Paul H. Stopkay, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Funds (the “Meeting”) to be held at 11:00 a.m., Eastern Time, on August 13, 2010, at 200 East Twelfth Street, Jeffersonville, IN 47130, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-283-0321.  Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the New Covenant Funds’ Special Meeting of Shareholders to Be Held on August 13, 2010:

The proxy statement for this meeting is available at: www.proxyonline.com/docs/newcovenant.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD – DO NOT DETACH

New Covenant Growth Fund
Proxy for Special Meeting of Shareholders — August 13, 2010

Please see the instructions below if you wish to vote by PHONE, MAIL or via the INTERNET.

CALL:	To vote your proxy by phone, call toll-free 1-877-283-0321 and enter the control number found on the reverse side of this proxy card.

LOG-ON:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

NOTE: Please sign exactly as your name appears on the records of the New Covenant Funds and date this proxy card. If joint owners, each holder should sign this proxy.   When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Shareholder sign here                                                      Date

Joint owner sign here                                                      Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

New Covenant Growth Fund
    CONTROL NUMBER

The votes entitled to be cast by the undersigned will be cast as instructed below.  If this proxy is executed but no instruction is given for the proposal, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournments or postponements thereof.

WE NEED YOUR VOTE BEFORE AUGUST 13, 2010.  Your vote is important.  Regardless of whether you are able to attend the Meeting in person, we urge you to authorize your proxy because your vote is vital.  If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this using any of the methods found on the reverse side of this proxy ballot.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from personally casting your votes at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

Please remember to sign and date the reverse side before mailing in your vote.

This proxy is solicited by the Board of Trustees of the New Covenant Funds, which unanimously recommends that you vote FOR the Proposal.  Please vote by checking the appropriate box.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

	FOR ALL NOMINEES	WITHHOLD ALL NOMINEES

To cast the SAME VOTING INSTRUCTIONS FOR ALL nominees, please use one of the two boxes to the right.	□	□
To vote for nominees INDIVIDUALLY, please use the boxes below.
	FOR	WITHHOLD
Proposal 1. To elect the following nominees as the nine Trustees of the Trust:
1. Gail C. Duree	□	□
2. Henry H. Gardnier	□	□
3. Elinor K. Hite	□	□
4. William C. Lauderbach	□	□
5. Robert E. Leech	□	□
6. Samuel W. McNairy	□	□
7. David C. Hinks	□	□
8. Ellen L. Taylor	□	□
9. Joy Douglas Strome	□	□

PROXY CARD FOR New Covenant Balanced Growth Fund Proxy for Special Meeting of Shareholders – August 13, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder(s) of the New Covenant Funds (the “Trust”), on behalf of each of its series (collectively the “Funds”), hereby appoint(s) Joseph L. Heintzman and Paul H. Stopkay, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Funds (the “Meeting”) to be held at 11:00 a.m., Eastern Time, on August 13, 2010, at 200 East Twelfth Street, Jeffersonville, IN 47130, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-283-0321.  Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the New Covenant Funds’ Special Meeting of Shareholders to Be Held on August 13, 2010:

The proxy statement for this meeting is available at: www.proxyonline.com/docs/newcovenant.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD – DO NOT DETACH

New Covenant Balanced Growth Fund
Proxy for Special Meeting of Shareholders — August 13, 2010

Please see the instructions below if you wish to vote by PHONE, MAIL or via the INTERNET.

CALL:	To vote your proxy by phone, call toll-free 1-877-283-0321 and enter the control number found on the reverse side of this proxy card.

LOG-ON:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

NOTE: Please sign exactly as your name appears on the records of the New Covenant Funds and date this proxy card. If joint owners, each holder should sign this proxy.   When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Shareholder sign here                                                      Date

Joint owner sign here                                                      Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

New Covenant Balanced Growth Fund
    CONTROL NUMBER

The votes entitled to be cast by the undersigned will be cast as instructed below.  If this proxy is executed but no instruction is given for the proposal, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournments or postponements thereof.

WE NEED YOUR VOTE BEFORE AUGUST 13, 2010.  Your vote is important.  Regardless of whether you are able to attend the Meeting in person, we urge you to authorize your proxy because your vote is vital.  If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this using any of the methods found on the reverse side of this proxy ballot.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from personally casting your votes at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

Please remember to sign and date the reverse side before mailing in your vote.

This proxy is solicited by the Board of Trustees of the New Covenant Funds, which unanimously recommends that you vote FOR the Proposal.  Please vote by checking the appropriate box.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

	FOR ALL NOMINEES	WITHHOLD ALL NOMINEES

To cast the SAME VOTING INSTRUCTIONS FOR ALL nominees, please use one of the two boxes to the right.	□	□
To vote for nominees INDIVIDUALLY, please use the boxes below.
	FOR	WITHHOLD
Proposal 1. To elect the following nominees as the nine Trustees of the Trust:
1. Gail C. Duree	□	□
2. Henry H. Gardnier	□	□
3. Elinor K. Hite	□	□
4. William C. Lauderbach	□	□
5. Robert E. Leech	□	□
6. Samuel W. McNairy	□	□
7. David C. Hinks	□	□
8. Ellen L. Taylor	□	□
9. Joy Douglas Strome	□	□

PROXY CARD FOR New Covenant Income Fund Proxy for Special Meeting of Shareholders – August 13, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder(s) of the New Covenant Funds (the “Trust”), on behalf of each of its series (collectively the “Funds”), hereby appoint(s) Joseph L. Heintzman and Paul H. Stopkay, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Funds (the “Meeting”) to be held at 11:00 a.m., Eastern Time, on August 13, 2010, at 200 East Twelfth Street, Jeffersonville, IN 47130, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-283-0321.  Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the New Covenant Funds’ Special Meeting of Shareholders to Be Held on August 13, 2010:

The proxy statement for this meeting is available at: www.proxyonline.com/docs/newcovenant.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD – DO NOT DETACH

New Covenant Income Fund
Proxy for Special Meeting of Shareholders — August 13, 2010

Please see the instructions below if you wish to vote by PHONE, MAIL or via the INTERNET.

CALL:	To vote your proxy by phone, call toll-free 1-877-283-0321 and enter the control number found on the reverse side of this proxy card.

LOG-ON:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

NOTE: Please sign exactly as your name appears on the records of the New Covenant Funds and date this proxy card. If joint owners, each holder should sign this proxy.   When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Shareholder sign here                                                      Date

Joint owner sign here                                                      Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

New Covenant Income Fund
    CONTROL NUMBER

The votes entitled to be cast by the undersigned will be cast as instructed below.  If this proxy is executed but no instruction is given for the proposal, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournments or postponements thereof.

WE NEED YOUR VOTE BEFORE AUGUST 13, 2010.  Your vote is important.  Regardless of whether you are able to attend the Meeting in person, we urge you to authorize your proxy because your vote is vital.  If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this using any of the methods found on the reverse side of this proxy ballot.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from personally casting your votes at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

Please remember to sign and date the reverse side before mailing in your vote.

This proxy is solicited by the Board of Trustees of the New Covenant Funds, which unanimously recommends that you vote FOR the Proposal.  Please vote by checking the appropriate box.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

	FOR ALL NOMINEES	WITHHOLD ALL NOMINEES

To cast the SAME VOTING INSTRUCTIONS FOR ALL nominees, please use one of the two boxes to the right.	□	□
To vote for nominees INDIVIDUALLY, please use the boxes below.
	FOR	WITHHOLD
Proposal 1. To elect the following nominees as the nine Trustees of the Trust:
1. Gail C. Duree	□	□
2. Henry H. Gardnier	□	□
3. Elinor K. Hite	□	□
4. William C. Lauderbach	□	□
5. Robert E. Leech	□	□
6. Samuel W. McNairy	□	□
7. David C. Hinks	□	□
8. Ellen L. Taylor	□	□
9. Joy Douglas Strome	□	□

PROXY CARD FOR New Covenant Balanced Income Fund Proxy for Special Meeting of Shareholders – August 13, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder(s) of the New Covenant Funds (the “Trust”), on behalf of each of its series (collectively the “Funds”), hereby appoint(s) Joseph L. Heintzman and Paul H. Stopkay, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Funds (the “Meeting”) to be held at 11:00 a.m., Eastern Time, on August 13, 2010, at 200 East Twelfth Street, Jeffersonville, IN 47130, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-283-0321.  Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the New Covenant Funds’ Special Meeting of Shareholders to Be Held on August 13, 2010:

The proxy statement for this meeting is available at: www.proxyonline.com/docs/newcovenant.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD – DO NOT DETACH

New Covenant Balanced Income Fund
Proxy for Special Meeting of Shareholders — August 13, 2010

Please see the instructions below if you wish to vote by PHONE, MAIL or via the INTERNET.

CALL:	To vote your proxy by phone, call toll-free 1-877-283-0321 and enter the control number found on the reverse side of this proxy card.

LOG-ON:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

NOTE: Please sign exactly as your name appears on the records of the New Covenant Funds and date this proxy card. If joint owners, each holder should sign this proxy.   When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Shareholder sign here                                                      Date

Joint owner sign here                                                      Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

New Covenant Balanced Income Fund
    CONTROL NUMBER

The votes entitled to be cast by the undersigned will be cast as instructed below.  If this proxy is executed but no instruction is given for the proposal, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournments or postponements thereof.

WE NEED YOUR VOTE BEFORE AUGUST 13, 2010.  Your vote is important.  Regardless of whether you are able to attend the Meeting in person, we urge you to authorize your proxy because your vote is vital.  If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this using any of the methods found on the reverse side of this proxy ballot.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from personally casting your votes at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

Please remember to sign and date the reverse side before mailing in your vote.

This proxy is solicited by the Board of Trustees of the New Covenant Funds, which unanimously recommends that you vote FOR the Proposal.  Please vote by checking the appropriate box.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

	FOR ALL NOMINEES	WITHHOLD ALL NOMINEES

To cast the SAME VOTING INSTRUCTIONS FOR ALL nominees, please use one of the two boxes to the right.	□	□
To vote for nominees INDIVIDUALLY, please use the boxes below.
	FOR	WITHHOLD
Proposal 1. To elect the following nominees as the nine Trustees of the Trust:
1. Gail C. Duree	□	□
2. Henry H. Gardnier	□	□
3. Elinor K. Hite	□	□
4. William C. Lauderbach	□	□
5. Robert E. Leech	□	□
6. Samuel W. McNairy	□	□
7. David C. Hinks	□	□
8. Ellen L. Taylor	□	□
9. Joy Douglas Strome	□	□